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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       March 10, 2000

                            ARTHROCARE CORPORATION
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            (Exact name of registrant as specified in its charter)

        Delaware                          0-27422                   94-318031
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 (State or other jurisdiction       (Commission File Number)    (IRS Employer
of incorporation or organization)                            Identification No.)


                           595 North Pastoria Avenuec
                          Sunnyvale, California 94086
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              (Address of principal executive offices) (Zip Code)

                                (408) 736-0224
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             (Registrant's telephone number, including area code)


        ________________________________________________________________
          (former name or former address, if changed since last report)
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Item 5.  Other Events.

          On March 10, 2000, ArthroCare Corporation, a Delaware corporation, (the "Company") amended its stockholders' rights plan. The First Amendment to Rights Agreement between the Company and Norwest Bank Minnesota, N.A., as Rights Agent, is filed as an exhibit hereto and is incorporated by reference herein.

Item 7.        Financial Statements, Pro Forma Financial Information and
Exhibits.

          (c) Exhibits.

Exhibit

No.          Description
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99.1         First Amendment to Rights Agreement dated March 10, 2000
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 10, 2000

                                    ARTHROCARE CORPORATION

                                    By:  /s/ Christine Hanni
                                         ---------------------------------
                                         Name:  Christine Hanni
                                         Title: Chief Financial Officer